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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)


     The undersigned President and Chief Executive Officer of First Keystone Financial, Inc. (the "Registrant") hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Thomas M. Kelly
-----------------------------------------------------------
Name:  Thomas M. Kelly
Title: President and Chief Executive Officer

Date:  December 27, 2005